News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS JULY 2009
OPERATIONAL PERFORMANCE
HOUSTON, Aug. 3, 2009 – Continental Airlines (NYSE: CAL) today reported a July consolidated (mainline plus regional) load factor of 87.3 percent, 3.1 points above the July 2008 consolidated load factor, and a mainline load factor of 87.8 percent, 2.5 points above the July 2008 mainline load factor.  The carrier reported a domestic mainline July load factor of 90.5 percent, 5.0 points above the July 2008 domestic mainline load factor.  All three July load factors were all-time records.  In addition, the airline had an international mainline load factor of 85.3 percent, 0.3 points above July 2008.

During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 78.5 percent and a mainline segment completion factor of 99.6 percent.

In July 2009, Continental flew 8.9 billion consolidated revenue passenger miles (RPMs) and 10.2 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 3.4 percent and a capacity decrease of 6.9 percent as compared to July 2008. In July 2009, Continental flew 8.0 billion mainline RPMs and 9.1 billion mainline ASMs, resulting in a mainline traffic decrease of 3.4 percent and a mainline capacity decrease of 6.3 percent as compared to July 2008. Domestic mainline traffic was 4.0 billion RPMs in July 2009, down 4.1 percent from July 2008, and domestic mainline capacity was 4.4 billion ASMs, down 9.5 percent from July 2008.

For July 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 16.5 and 17.5 percent compared to July 2008, while mainline RASM is estimated to have decreased between 17.5 and 18.5 percent compared to July 2008.  For June 2009, consolidated passenger RASM decreased 19.9 percent compared to June 2008, while mainline passenger RASM decreased 19.6 percent compared to June 2008.

Continental’s regional operations had an all-time record July load factor of 83.3 percent, 7.3 points above the July 2008 regional load factor. Regional RPMs were 904.4 million and regional ASMs were 1,086.0 million in July 2009, resulting in a traffic decrease of 3.4 percent and a capacity decrease of 11.8 percent versus July 2008.

Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,750 daily departures throughout the Americas, Europe and Asia, serving 133 domestic and 132 international destinations. More than 750 additional points are served via current alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 63 million passengers per year.

Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

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PRELIMINARY TRAFFIC RESULTS
JULY	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	4,001,103	4,174,137	-4.1	Percent

International	3,980,949	4,092,027	-2.7	Percent
Transatlantic	2,056,892	2,245,550	-8.4	Percent
Latin America	1,223,653	1,207,248	1.4	Percent
Pacific	700,404	639,229	9.6	Percent

Mainline	7,982,052	8,266,164	-3.4	Percent
Regional	904,401	935,824	-3.4	Percent
Consolidated	8,886,453	9,201,988	-3.4	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,420,345	4,884,063	-9.5	Percent

International	4,667,213	4,812,171	-3.0	Percent
Transatlantic	2,390,795	2,660,924	-10.2	Percent
Latin America	1,384,104	1,366,080	1.3	Percent
Pacific	892,314	785,167	13.6	Percent

Mainline	9,087,558	9,696,234	-6.3	Percent
Regional	1,085,986	1,231,560	-11.8	Percent
Consolidated	10,173,544	10,927,794	-6.9	Percent
PASSENGER LOAD FACTOR
Domestic	90.5 Percent	85.5 Percent	5.0	Points

International	85.3 Percent	85.0 Percent	0.3	Points
Transatlantic	86.0 Percent	84.4 Percent	1.6	Points
Latin America	88.4 Percent	88.4 Percent	0.0	Point
Pacific	78.5 Percent	81.4 Percent	-2.9	Points

Mainline	87.8 Percent	85.3 Percent	2.5	Points
Regional	83.3 Percent	76.0 Percent	7.3	Points
Consolidated	87.3 Percent	84.2 Percent	3.1	Points
ONBOARD PASSENGERS
Mainline	4,499,357	4,699,434	-4.3	Percent
Regional	1,676,215	1,685,391	-0.5	Percent
Consolidated	6,175,572	6,384,825	-3.3	Percent
CARGO REVENUE TON MILES (000)
Total	79,436	83,800	-5.2	Percent

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PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	23,417,499	25,985,334	-9.9	Percent

International	23,025,733	24,221,298	-4.9	Percent
Transatlantic	11,613,477	12,589,643	-7.8	Percent
Latin America	7,197,501	7,418,534	-3.0	Percent
Pacific	4,214,755	4,213,121	0.0	Percent

Mainline	46,443,232	50,206,632	-7.5	Percent
Regional	5,398,655	6,021,184	-10.3	Percent
Consolidated	51,841,887	56,227,816	-7.8	Percent
AVAILABLE SEAT MILES (000)
Domestic	27,758,649	31,044,992	-10.6	Percent

International	29,644,465	30,862,034	-3.9	Percent
Transatlantic	15,113,170	16,364,910	-7.6	Percent
Latin America	8,839,270	8,954,560	-1.3	Percent
Pacific	5,692,025	5,542,564	2.7	Percent

Mainline	57,403,114	61,907,026	-7.3	Percent
Regional	7,100,907	7,779,084	-8.7	Percent
Consolidated	64,504,021	69,686,110	-7.4	Percent
PASSENGER LOAD FACTOR
Domestic	84.4 Percent	83.7 Percent	0.7	Points

International	77.7 Percent	78.5 Percent	-0.8	Points
Transatlantic	76.8 Percent	76.9 Percent	-0.1	Points
Latin America	81.4 Percent	82.8 Percent	-1.4	Points
Pacific	74.0 Percent	76.0 Percent	-2.0	Points

Mainline	80.9 Percent	81.1 Percent	-0.2	Points
Regional	76.0 Percent	77.4 Percent	-1.4	Points
Consolidated	80.4 Percent	80.7 Percent	-0.3	Points
ONBOARD PASSENGERS
Mainline	26,937,018	29,895,496	-9.9	Percent
Regional	9,994,233	10,890,016	-8.2	Percent
Consolidated	36,931,251	40,785,512	-9.5	Percent
CARGO REVENUE TON MILES (000)
Total	499,337	608,014	-17.9	Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
JULY	2009	2008	Change
On-Time Performance [1]	78.5%	76.1%	2.4	Points
Completion Factor [2]	99.6%	99.1%	0.5	Points
June 2009 year-over-year consolidated RASM change			(19.9)	Percent
June 2009 year-over-year mainline RASM change			(19.6)	Percent
July 2009 estimated year-over-year consolidated RASM change			(16.5) - (17.5)	Percent
July 2009 estimated year-over-year mainline RASM change			(17.5) - (18.5)	Percent
July 2009 estimated average price per gallon of fuel, including fuel taxes			1.98	Dollars
Third Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			1.96	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage

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